SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ X ]	Definitive Information Statement

JNL Series Trust
(Name of Registrant As Specified In Its Charter)

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(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
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[ ]	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Dear Variable Annuity Contract Owners:

Although you are not a shareholder of JNL Series Trust (the “Trust”), your purchase payments and the earnings on such purchase payments under your variable annuity contracts (“Variable Contracts”) issued by Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust (the “Information Statement”) may be read to include you as an owner of a Variable Contract.

On December 2, 2016, the Board of Trustees (the “Board”) of the Trust voted to appoint Boston Partners Global Investors, Inc. (formerly, Robeco Investment Management, Inc.) (“Boston Partners”) as a sub-adviser for a portion of the JNL Multi-Manager Alternative Fund (the “Fund”), a series of the Trust, effective April 24, 2017. Enclosed please find the Trust’s Information Statement regarding this sub-adviser appointment for the Fund.

The Information Statement is furnished on behalf of the Board of the Trust, a Massachusetts business trust, to shareholders of the Fund, a series of the Trust, located at 1 Corporate Way, Lansing, Michigan 48951.

On December 16, 2016, the Trust filed an amendment to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, for the Trust to reflect the changes discussed in this Information Statement.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS, AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution), or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution); write to: JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814; or visit: www.jackson.com.

Sincerely,

Mark D. Nerud
President, Chief Executive Officer, and Trustee
JNL Series Trust

Information Statement To Shareholders Regarding:

JNL Series Trust

JNL Multi-Manager Alternative Fund

March 24, 2017

Table of Contents

Information Statement

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	Introduction

JNL Series Trust (the “Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently offers shares in 100 series (the “Funds”).

As investment adviser to the Funds, Jackson National Asset Management, LLC (“JNAM” or the “Adviser”) selects, contracts with, and compensates investment sub-advisers (the “Sub-Advisers”) to manage the investment and reinvestment of the assets of most of the Funds. While the Sub-Advisers are primarily responsible for the day-to-day portfolio of the Funds, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those Funds and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (the “Board”). Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and of the Adviser, is the principal underwriter for the Trust. JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

On December 2, 2016, the Board, including the Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), of the JNL Multi-Manager Alternative Fund (the “Fund”) voted to appoint Boston Partners Global Investors, Inc. (formerly, Robeco Investment Management, Inc.) (“Boston Partners”) and to approve an amendment (the “Amendment”) to the investment sub-advisory agreement between JNAM and Boston Partners (the “Boston Partners Sub-Advisory Agreement”) appointing Boston Partners as a Sub-Adviser for a portion of the Fund.

The purpose of this Information Statement is to provide you with information about the Amendment to the Boston Partners Sub-Advisory Agreement and about Boston Partners’ appointment as a new Sub-Adviser to the Fund, effective April 24, 2017. On April 24, 2017, Boston Partners will begin providing the day-to-day management for a new strategy, or sleeve, within the Fund (the “Boston Partners Strategy”). The Fund is managed by several unaffiliated Sub-Advisers. There are no changes to the sub-advisory arrangements with the other Sub-Advisers for the Fund as a result of the appointment of Boston Partners as a Sub-Adviser to the Fund.

This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order (the “Order”) that the Trust and the Adviser received from the U.S. Securities and Exchange Commission (the “SEC”). The Order permits the Adviser to enter into sub-advisory agreements appointing Sub-Advisers that are not affiliates of the Adviser (other than by reason of serving as a Sub-Adviser to a Fund) without approval by the shareholders of the relevant Fund. The Trust, therefore, is able to change unaffiliated Sub-Advisers from time to time, subject to Board approval, without the expense and delays associated with obtaining shareholder approval. However, a condition of the Order is that notice and certain information be sent to shareholders informing them of a change in Sub-Advisers.

Boston Partners, a Delaware corporation, is located at 909 Third Avenue, 32nd Floor, New York, New York 10022.

This Information Statement is being provided to contract owners of record for the Fund as of March 20, 2017. It will be mailed on or about April 6, 2017.

II.	Changes to Fund Name, Investment Objective, and Principal Investment Strategies

Neither the Fund’s name nor its investment objective will change as a result of the appointment of Boston Partners as a Sub-Adviser to the Fund. As a result of the appointment of Boston Partners as a Sub-Adviser, the principal investment strategy for the Fund, and in particular the Boston Partners Strategy, will be as follows:

Investment Objective. The investment objective of the Fund is to seek long term growth of capital.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by allocating among a variety of alternative strategies managed by unaffiliated investment managers (“Sub-Advisers”) sometimes referred to as “sleeves.” Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund’s assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. The Adviser is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. The Adviser provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. The Adviser is also responsible for selecting the Fund’s alternative investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on the Adviser’s ongoing evaluation of the Sub-Advisers, it may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each strategy, but the Sub-Advisers may also implement other investment strategies in keeping with the strategy’s objective.

Equity Long/Short Strategies

•
Lazard Asset Management LLC (“Lazard”) employs a long/short equity strategy that seeks to achieve long-term capital appreciation by investing in attractive opportunities around the world, including emerging markets.

•
First Pacific Advisors, LLC (“FPA”) pursues a contrarian value strategy that seeks to identify absolute value opportunities across the capital structure, and in a variety of market capitalizations, geographies and sectors with the long-term objective of achieving equity rates of return with less risk than the market. Being contrarian in nature means the management team focuses on out-of-favor companies, does not pay close attention to benchmark weightings and is willing to hold meaningful amounts of cash for prolonged periods if opportunities for investment do not present themselves. FPA seeks “value” in companies whose securities are trading at a substantial discount to FPA’s estimate of their intrinsic value. Investments typically include common and preferred stock, convertible securities, corporate and high yield bonds, as well as government debt. In addition, FPA may sell securities short.

•
Invesco Advisers, Inc. (“Invesco”) pursues a U.S. market neutral strategy that seeks to add value from a broadly diversified portfolio of U.S. stocks by capturing performance spread between its long and short holdings.

•
Boston Partners Global Investors, Inc. (“Boston Partners”) pursues a multi-faceted strategy that invests in a long-short portfolio of equity securities and financial investments with equity-like characteristics designed to provide exposure to emerging markets.

Event Driven and Merger Arbitrage Strategies

•
Westchester Capital Management, LLC (“Westchester”) employs a merger arbitrage strategy (“Merger Arbitrage Strategy”) that invests in the common stock, preferred stock, corporate debt, derivatives, total return swaps and/or contracts for difference and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.

Relative Value Strategies

•
BlueBay Asset Management LLP (“BlueBay”) invests predominantly in below investment grade fixed-income securities worldwide, with a strong bias towards North America and European issuers. The strategy aims to allocate flexibly between bonds and loans, while tactically hedging various credit, interest rate, and currency risks.

•
Lazard invests in convertible securities, preferred securities, equity, and debt, with the objective of current income, long-term capital appreciation and principal protection. Lazard’s Portfolio Management Team constructs a diversified portfolio of convertible securities, preferred stocks, equity, and debt that have been evaluated on relative valuation and risk attributes. Lazard may use over-the-counter total return swaps as part of its investment strategy.

Global Macro Strategy

•
Western Asset Management Company (“Western Asset”) focuses under normal circumstances seeking to achieve its investment objective by implementing an opportunistic investing strategy. Western Asset attempts to identify and capitalize on attractive relative-value opportunities principally in fixed-income markets around the globe by investing in a variety of securities and other instruments. The strategy invests in fixed-income securities, up to 50% below investment-grade and up to 50% in un-hedged non-U.S. investments, and may also invest up to 50% emerging markets.

The Fund may invest in securities and other financial instruments of companies of any market capitalization. The Fund may invest in securities and other financial instruments available in and which have exposure to both U.S. and non-U.S. markets, including emerging markets, which can be U.S. dollar-denominated or non-U.S. dollar-denominated and may be currency hedged or un-hedged. The Fund may invest up to 35% of its total assets in high yield or junk bonds, corporate loans and distressed securities.

Up to 15% of the Fund’s net assets may be invested in illiquid investments.

The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

For a more detailed comparison of the changes made to the Fund’s prospectus, please refer to Exhibit B.

III.	Investment Sub-Advisory Agreement With Boston Partners

Boston Partners is a Sub-Adviser to a separate Fund of the Trust, pursuant to an Investment Sub-Advisory Agreement between Boston Partners and JNAM, dated September 15, 2014, which was most recently approved by the Board at a meeting held on August 29-31, 2016. On December 2, 2016, the Board, including the Independent Trustees, voted to appoint Boston Partners as a Sub-Adviser to a new sleeve of the Fund and approved an amendment to the Boston Partners Sub-Advisory Agreement.

The following description of the Boston Partners Sub-Advisory Agreement is qualified by the Boston Partners Sub-Advisory Agreement, attached as Exhibit A.

The Boston Partners Sub-Advisory Agreement provides that it will remain in effect through September 30, 2015, and thereafter only so long as the continuance is approved at least annually by

September 30th by the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Boston Partners Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or the Adviser, or on sixty days’ written notice by Boston Partners. The Boston Partners Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The Boston Partners Sub-Advisory Agreement generally provides that Boston Partners, its officers, directors, employees, agents, or affiliates will not be subject to any liability to JNAM or the Funds or their directors, officers, employees, agents or affiliates for any act, omission, error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds, or the Adviser either in connection with the performance of Boston Partners’ duties under the Boston Partners Sub-Advisory Agreement or its failure to perform due to events beyond the reasonable control of Boston Partners or its agents, except for a loss resulting from its willful misfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Boston Partners Sub-Advisory Agreement. There are no material changes to the Boston Partners Sub-Advisory Agreement resulting from this Sub-Adviser appointment.

The management fees to be paid by the Fund will not increase as a result of the appointment of Boston Partners as a Sub-Adviser to the Fund. As of April 24, 2017, the Fund will pay JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL Multi-Manager Alternative Fund*
Advisory Fee Rates Before and After the Appointment of Sub-Adviser
Net Assets	Rate
$0 to $1 billion	1.30%
$Over $1 billion	1.25%
* The table reflects the following waivers: prior to April 24, 2017, JNAM has contractually agreed to waive 0.40% of the management fee on all net assets and will voluntarily waive 0.05% of the management fee on all net assets. After April 24, 2017, JNAM has contractually agreed to waive 0.45% of the management fee on all net assets. This fee contractual waiver will continue for at least one year, unless the Board of Trustees approves a change in or elimination of the waiver. Written notice of any such change in or elimination of the waiver shall be provided by the JNAM to the Board of Trustees within 30 days prior to the end of the then current term. This fee waiver is subject to yearly review and approval by the Board of Trustees.

The following table sets forth the aggregate amount of management fees paid by the Fund to the Adviser for the year ended December 31, 2016. The pro forma aggregate amount of management fees paid to the Adviser would have been lower if the appointment of the Sub-Adviser occurred during the applicable period.

Fund Name	Actual Fees
JNL Multi-Manager Alternative Fund	$12,971,048

JNAM is responsible for paying all Sub-Advisers out of its own resources. Under the Amendment to Boston Partners Sub-Advisory Agreement, the Adviser will pay Boston Partners a sub-advisory fee equal to a percentage of the Boston Partners Strategy of the Fund’s average daily net assets based on the below schedule:

JNL Multi-Manager Alternative Fund
Sub-Advisory Rate After the Sub-Adviser Appointment
Average Daily Net Assets	Annual Rate
All Assets*	1.10%
           * For the portion of the Average Daily Net Assets managed by Boston Partners.

For the year ended December 31, 2016, JNAM paid the Fund’s Sub-Advisers $5,552,541 in sub-advisory fees for their services to the Fund. The pro forma sub-advisory fees would have been higher, assuming the Amendment to Boston Partners Sub-Advisory Agreement was in place for the applicable period.

IV.       Description of Boston Partners

Boston Partners is an SEC-registered Investment Adviser, located at 909 Third Avenue, 32nd Floor, New York, New York 10022. Boston Partners is a wholly owned subsidiary of Robeco Groep N.V. (“Robeco”), a financial services holding company headquartered in Rotterdam, the Netherlands. Robeco is wholly owned by ORIX Corporation of Japan. Boston Partners had approximately $87.2 billion in assets under management as of December 31, 2016.

Executive/Principal Officers, Directors, and General Partners of Boston Partners:

Names	Principal Address	Title
Mark E. Donovan	1 Beacon Street, 30th Floor Boston, MA 02108	Co-Chief Executive Officer, Director
Joseph Feeney, Jr.	1 Beacon Street, 30th Floor Boston, MA 02108	Co-Chief Executive Officer, Chief Investment Officer, Director
Masaaki Kawano	World Trade Center Building 2-4-1 Hamamatsu-cho, Minato-ku, Tokyo 105-6135 Japan	Director, Chairman of the Board
William G. Butterly, III	909 Third Avenue, 32nd Floor New York, NY 10022	Chief Operating Officer
Matthew J. Davis	909 Third Avenue, 32nd Floor New York, NY 10022	Chief Financial Officer

The following person(s) beneficially own 10% or more of the outstanding voting securities of Boston Partners:

Names	Address
Robeco US Holding, Inc.	909 Third Avenue, 32nd Floor New York, NY 10022

As the Sub-Adviser to the Boston Partners Strategy of the Fund, Boston Partners will provide the Boston Partners Strategy of the Fund with investment research, advice, and supervision, and will manage the Boston Partners Strategy’s portfolio consistent with the Fund’s investment objective and policies, including the purchase, retention, and disposition of securities, as set forth in the Fund’s current Prospectus. The principal risks of investing in the Fund will also be listed in the Fund’s Prospectus under the heading “Principal Risks of Investing in the Fund.”

As of March 20, 2017, no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of Boston Partners, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in Boston Partners or any other entity controlling, controlled by, or under common control with Boston Partners. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2016, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which Boston Partners, any parent or subsidiary of Boston Partners, or any subsidiary of the parent of such entities was or is to be a party.

JNL Multi-Manager Alternative Fund

The Boston Partners Strategy of the Fund will be managed on a team basis. The individual members of the team who will be primarily responsible for the day-to-day management of the Boston Partners Strategy’s portfolio are:

Joseph F. Feeney, Jr.

Joseph F. Feeney, Jr. is Co-Chief Executive Officer and Chief Investment Officer for Boston Partners. He is responsible for the firm’s strategic, financial and operating decisions, and all aspects of investment management including the firm’s fundamental and quantitative research groups. He was one of the original partners of Boston Partners Asset Management in 1995. Prior to assuming these roles, he was director of research. Mr. Feeney joined the firm upon its inception in 1995 from Putnam Investments where he managed mortgage-backed securities portfolios. He began his career at the Bank of Boston where he was a loan officer specializing on highly leveraged loan portfolios. Mr. Feeney holds a B.S. degree in finance (Summa Cum Laude, Phi Beta Kappa) from the University of New Hampshire and an M.B.A. with High Honors from the University of Chicago. He holds the Chartered Financial Analyst® designation and is past President of the Fixed Income Management Society of Boston. He has thirty years of investment experience.

Paul Korngiebel

Paul Korngiebel, CFA, is the portfolio manager for Boston Partners Emerging Markets Long/Short Equity product. Mr. Korngiebel is also an equity analyst dedicated to the Global Team. He focuses on non-U.S. opportunities. Mr. Korngiebel joined the firm from Deccan Value Advisors, which he co-founded, and prior to that he worked at Brandes Investment Partners. Both firms are dedicated to global value investing. Mr. Korngiebel holds a B.A. from Bowdoin (Phi Beta Kappa), M.A. degrees from Harvard and St. Johns College, and an M.B.A. degree from Northwestern (Beta Gamma Sigma). He holds the Chartered Financial Analyst® designation and has sixteen years of investment experience.

There are no changes to the portfolio managers for the strategies managed by the other Sub-Advisers of the Fund.

V.        Other Investment Companies Advised by Boston Partners

The following table sets forth the size and rate of compensation for other funds advised by Boston Partners having similar investment objectives and policies as those of the Fund.

Similar Mandate(s)	Assets Under Management as of December 31, 2016	Rate of Compensation
Boston Partners Emerging Markets Long/Short Fund (BELSX)	$10.9 million	1.85%

VI.       Evaluation by the Board of Trustees

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund’s sub-advisory agreement. At a meeting held on December 2, 2016, the

Board, including all of the Independent Trustees, considered information relating to the appointment of an additional sub-adviser, Boston Partners, for the Fund, and the Amendment to the Boston Partners Sub-Advisory Agreement.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Boston Partners Sub-Advisory Agreement. The Board received, and had the opportunity to review, this and other materials, ask questions, and request further information in connection with its consideration of the Boston Partners Sub-Advisory Agreement. With respect to its approval of the Amendment to the Boston Partners Sub-Advisory Agreement, the Board also considered relevant information provided at previous Board meetings. At the conclusion of the Board’s discussions, the Board approved the Amendment to the Boston Partners Sub-Advisory Agreement.

In reviewing the Boston Partners Sub-Advisory Agreement and considering the information, the Board was advised by independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided, (2) the investment performance of the Fund, (3) cost of services of the Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows, and (6) other benefits that may accrue to Boston Partners through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the Boston Partners Sub-Advisory Agreement.

Before approving the Amendment to the Boston Partners Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and Boston Partners and to consider the terms of the Amendment to the Boston Partners Sub-Advisory Agreement. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Amendment to the Boston Partners Sub-Advisory Agreement is in the best interests of the shareholders of the Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality, and Extent of Services

The Board examined the nature, quality, and extent of the services to be provided by Boston Partners. The Board noted JNAM’s evaluation of Boston Partners, as well as JNAM’s recommendations, based on its review of Boston Partners, to approve the Boston Partners Sub-Advisory Agreement.

The Board reviewed the qualifications, backgrounds, and responsibilities of Boston Partners’ portfolio managers who would be responsible for the day-to-day management of the Boston Partners Strategy. The Board reviewed information pertaining to Boston Partners’ organizational structure, senior management, financial stability, investment operations, and other relevant information. The Board considered compliance reports about Boston Partners from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent, and quality of the services to be provided by Boston Partners under the Boston Partners Sub-Advisory Agreement.

Performance

The Board reviewed the performance of the proposed Boston Partners investment mandate with a similar investment strategy to that of the Fund, the Fund’s benchmark, and peer group average. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Amendment to the Boston Partners Sub-Advisory Agreement.

Costs of Services

The Board reviewed the fees to be paid by JNAM to Boston Partners. The Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by Boston Partners to similar clients, if any. The Board noted that JNAM does not manage any institutional accounts with which the Fund’s fees could be compared. While the Board considered the Fund’s sub-advisory fee and compared it to the average sub-advisory fees for other funds similar in size, character and investment strategy (the “peer group”), the Board noted that the Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio.

The Board considered that the Fund’s current sub-advisory fees and the proposed sub-advisory The Board considered that the Fund’s total expense ratio is lower than the peer group average, though its advisory and sub-advisory fees are higher than the respective peer group averages. The Board noted that JNAM has a contractual agreement in place for the Fund under which it will waive a portion of its advisory fee for all assets and that JNAM does not propose any changes to the waiver as a result of the new sleeve. The Board concluded that the sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services to be provided.

Economies of Scale

The Board considered whether the Fund’s proposed fees reflect the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM and Boston Partners, the Board noted that the fee arrangement for the Fund contains breakpoints that decrease the fee rate as assets increase. The Board noted that, while the Boston Partners sub-advisory fee rate did not contain breakpoints, the sleeve managed by Boston Partners is one of several sleeves in the Fund. The Board concluded that the advisory fees in some measure share economies of scale with shareholders.

Other Benefits to Boston Partners

In evaluating the benefits that may accrue to Boston Partners through its relationship with the Fund, the Board noted that Boston Partners may pay for portions of meetings organized by the Fund’s distributor to educate wholesalers about the Fund. In addition, certain affiliates of Boston Partners may participate in the sale of funds or insurance contracts and are compensated by the Fund’s distributor for their activities, in addition to payments for marketing and conferences.

In evaluating the benefits that may accrue to Boston Partners through its relationship with the Fund, the Board noted that Boston Partners may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Fund’s assets and may also develop additional investment advisory business with JNAM, the Trust or other clients of Boston Partners as a result of its relationship with the Fund.

In light of all the facts noted above, the Board concluded that it would be fair, reasonable and in the best interests of the Fund and its shareholders to approve the Amendment to the Boston Partners Sub-Advisory Agreement.

VII.      Additional Information

Ownership Of The Fund

As of March 20, 2017, there were issued and outstanding the following number of shares for the Fund:

Fund	Shares Outstanding
JNL Multi-Manager Alternative Fund (Class A)	83,239,421.330

As of March 20, 2017, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

Because the shares of the Fund are sold only to Jackson, Jackson National Life Insurance Company of New York (“Jackson NY”), certain affiliated funds organized as fund-of-funds, and certain qualified retirement plans, Jackson, through its separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Fund.

As of March 20, 2017, the following persons beneficially owned more than 5% of the shares of the Fund indicated below:

Fund	Address	Percentage of Shares owned
JNL Multi-Manager Alternative Fund (Class A)
	JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	22.77%
	JNL/S&P Managed Growth Fund 1 Corporate Way Lansing MI 48951	18.26%
	JNL/S&P Managed Moderate Fund 1 Corporate Way Lansing MI 48951	12.10%
	JNL Institutional Alt 50 Fund 1 Corporate Way Lansing MI 48951	8.90%
	JNL/S&P Managed Aggressive Growth Fund 1 Corporate Way Lansing MI 48951	6.69%
	JNAM Guidance - Alt 100 Fund 1 Corporate Way Lansing MI 48951	5.96%
	JNL/S&P Managed Conservative Fund 1 Corporate Way Lansing MI 48951	5.74%

 Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant separate accounts. As noted above, Variable Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of March 20, 2017,  no person(s) have been deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund .

Brokerage Commissions and Fund Transactions

    During the fiscal year ended December 31, 2016, the Fund paid no commissions to any affiliated broker.

    During the fiscal year ended December 31, 2016, the Fund paid $1,482,411 in administration fees and $1,482,411 in 12b-1 fees to the Adviser and/or its affiliated persons. The Board approved an amendment to the investment advisory contract, and these services will continue.

VIII.    Other Matters

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2016, a copy of the Trust’s semi-annual report for the period ended June 30, 2016, or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy, please call 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution); write to: the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814; or visit www.jackson.com.

JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606. JNAM is a wholly owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. JNAM also serves as the Trust’s Administrator. JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly owned subsidiary of Jackson. JNLD is located at 7601 Technology Way, Denver, Colorado 80237.

The Trust is not required to hold annual meetings of shareholders, and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the preparation, printing, and distribution of this Information Statement will be paid by JNAM.

Exhibit A

Investment Sub-Advisory Agreement and Amendments Between
Jackson National Asset Management, LLC and Boston Partners Global Investors, Inc.
(formerly, Robeco Investment Management, Inc.)

Investment Sub-Advisory Agreement

This Agreement is effective this 15th day of September, 2014, by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Robeco Investment Management, Inc., a Delaware Corporation and registered investment adviser (“Sub-Adviser”).

Whereas, Adviser is the investment manager for the JNL Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”);

Whereas, the Trust and the Adviser entered into an Amended and Restated Investment Advisory and Management Agreement effective as of the 1st day of July, 2013, as amended September 16, 2013, and April 28, 2014 (“Agreement”), whereby the Adviser agreed to perform certain investment advisory services, on behalf of several separate series of shares (each a “Series”) of the Trust, as listed on Schedule A of the Agreement.

Whereas, Adviser desires to retain Sub-Adviser as Adviser’s agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto (the “Funds” or each a “Fund”).

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.
Appointment. Subject to the approval of the Board of Trustees of the Trust (the “Board of Trustees”), Adviser represents and warrants that it has full legal power and authority to enter into this Agreement and to delegate investment advisory services, and hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement, and the appointment of Sub-Adviser hereunder is permitted by Trust’s and Adviser’s governing documents and has been duly authorized by all necessary corporate or other action. Adviser represents that this Agreement has been duly authorized and will be binding upon Adviser.

Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Adviser designates one or more funds other than the Funds with respect to which the Adviser wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing, whereupon such fund shall become a Fund hereunder, and be subject to this Agreement, all subject to the approval of the Board of Trustees.

2.
Delivery of Documents. Adviser has furnished, or will furnish, to Sub-Adviser copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser’s services:

a)
the Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

b)	the Trust’s By-Laws and amendments thereto (together with the Declaration of Trust, the “Trust Documents”);

c)	resolutions of the Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

d)	the Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the “SEC”);

e)
the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”) and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

f)	the Trust’s most recent prospectus and Statement of Additional Information for the Funds (collectively called the “Prospectus”).

During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of each Fund, and Prospectus of each Fund, prior to the use thereof, and the Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. The materials referenced in the first sentence of this paragraph will be furnished to the Sub-Adviser by e-mail, first class or overnight mail, facsimile transmission equipment or hand delivery.

3.
Management. Subject always to the supervision of the Adviser and the Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and shall have full investment authority and discretion for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities, and other property (including financial futures, options of any type, commodities and other derivative instruments), all on behalf of the Funds as the Sub-Adviser shall determine in accordance with each Fund’s investment restrictions, policies and Prospectus.

Sub-Adviser is authorized on behalf of the Funds to: (a) enter into agreements and execute any documents (e.g., any derivatives documentation such as exchange traded and over-the-counter, as applicable) required to make investments pursuant to the Prospectus, which shall include any market and/or industry standard documentation and the standard representations contained therein; and (b) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures.

The Sub-Adviser further shall have the authority to instruct the custodian to: (a) deliver or accept delivery of, upon receipt of payment or payment upon receipt of, securities, commodities or other property underlying any futures or options contracts, and other property purchased or sold in the Funds; and (b) deposit margin or collateral which shall include the transfer of money, securities, or other property to the extent necessary to meet the obligations of the Funds with respect to any investments made pursuant to the Prospectus.

Adviser and/or the Fund’s custodian will handle matters relating to the Fund participating in any class action settlements and Sub-Adviser shall not have any obligations thereto. Without Adviser’s prior consent to each transaction, Sub-Adviser shall have full discretionary authority as agent and attorney-in-fact, with full power of substitution and full authority in the Fund’s name, to (a) buy, sell, hold, exchange, convert or otherwise deal in any manner in any assets; (b) place orders for the execution of such assets and other transactions with or through such brokers, dealers, counter-parties, issuers, agents or arrangers as Sub-Adviser may select; (c) execute, on behalf of the Fund, such brokerage, derivatives, subscription and other agreements and documents (including, without limitation, ISDA, LSTA, and/or Master Securities Forward Transaction Agreement or MSFTA documentation) as Sub-Adviser deems necessary or appropriate in connection with the Fund’s investment activities; and (d) negotiate, enter into, make and perform any other contracts, agreements or other undertakings it may deem advisable in connection with the performance of the Sub-Adviser’s duties hereunder.

In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds’ investments, and will comply with the provisions of the Trust Documents, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds, which may be amended from time to time, provided that Sub-Adviser will be responsible for such monitoring and compliance of any amendments to the Trust Documents, investment objectives, policies, and restriction, only after Sub-Adviser’s receipt of such amendments from the Adviser, and applicable tax and regulatory requirements. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program, as reasonably requested by the Board of Trustees or the Adviser. Sub-Adviser, solely with respect to the assets of the Funds that are under its management pursuant to this Agreement, is responsible to ensure that the Funds will comply with the provisions of Section 851 and Section 817(h) of the Internal Revenue Code of 1986, as amended (“IRC”), and the regulations thereunder, including, but not limited to, Treas. Reg. Section 1.817-5.

Adviser will not act in a manner that would result in Sub-Adviser failing to maintain the required diversification and if the failure to diversify is inadvertent, Adviser shall in good faith and in conjunction with Sub-Adviser follow the procedures specified in Treas. Reg. Section 1.817-5(a)(2) and Revenue Procedure 2008-41 (or its successor) to request relief from the Commissioner of Internal Revenue Service. In such an event Adviser and Sub-Adviser shall work together in the preparation of any request for relief or closing agreement and, to the extent that Adviser is seeking indemnification under Section 11 hereof, no filings or agreements shall be made with the Commissioner of Internal Revenue Service without the prior written approval of Sub-Adviser. Notwithstanding the cooperation of Adviser, Sub- adviser shall be responsible for the correction of any failure attributable to its actions whether in good faith, negligent, or reckless disregard, including any penalties, taxes, and interest and for any other obligations to contract-owners and insurance company investors in the Funds.

The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Trust whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser shall provide a Secretary Certificate, Incumbency Certificate, or similar document indicating that the persons designated as representatives have the authority to bind the Trust. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s reasonable opinion, constitute a violation of any federal or state laws, rules or regulations.

The Sub-Adviser further agrees that it:

a)	will use the same skill and care in providing such services as it uses in providing services to its other similar client mandates for which it has investment responsibilities;

b)
will comply with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities, including but not limited to compliance with Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

c)	will comply with all foreign laws, regulations, and regulatory requirements as set forth by foreign regulatory agencies, as applicable;

d)
will report regularly to Adviser and to the Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser, or as reasonably requested by the Board of Trustees, and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, or at such times as reasonably requested by the Board of Trustees, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Adviser or the Board of Trustees;

e)
will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser, and (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board of Trustees from time-to-time;

f)
as a service provider to the Funds, will cooperate fully with the Chief Compliance Officer of the Trust in the execution of his/her responsibilities to monitor service providers to the Funds under Rule 38a-1 under the 1940 Act, including any applicable document requests;

g)
will prepare and maintain such books and records with respect to each Fund’s securities transactions in accordance with Section 7 herein, and will furnish Adviser and the Board of Trustees such periodic and special reports as the Adviser may reasonably request;

h)	will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to Sub-Adviser’s supervision;

i)	will act upon reasonable instructions from Adviser not inconsistent with the fiduciary duties and investment objectives hereunder;

j)
will treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust, provided, however, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser;

k)
will have the sole authority and responsibility to exercise whatever powers the Adviser may possess with respect to any of its assets held in the Funds, including, but not limited to, the right to vote proxies, in accordance with the Sub-Adviser’s proxy voting guidelines, as amended from time to time, which shall be provided to the Trust and the Adviser, the power to exercise rights, options, warrants, conversion privileges, and redemption privileges, and to tender securities pursuant to a tender offer, consistent with the Sub-Adviser’s fiduciary duties hereunder; and may, at its discretion (subject to Sub-Adviser’s responsibility and liability under the terms of this Sub-Advisory Agreement), elect to use one or more third parties, including proxy voting services, in fulfilling its obligations hereunder; provided however, Adviser will, or will direct the Fund’s custodian to, send all proxy solicitation material and other related material, including interim reports, annual reports and other issuer mailings with respect to the Account, to Sub-Adviser or its agent;

l)
will vote and take all action related to corporate reorganization matters (e.g., conversions, tender and exchange offers, mergers, stock splits, right offerings, recapitalizations, amendments, modifications or waivers or other rights or powers); provided however, that Adviser will, or will direct the Fund’s custodian to, deliver all materials and information relating to corporate reorganization matters to Adviser or its agent;

m)
may not consult with any other sub-adviser of the Trust, if any, or the sub-adviser to any other investment company (or separate series of an investment company) managed by the Adviser concerning the Trust’s transactions in securities or other assets for any investment portfolio of the Trust, including the Funds, except for the purpose of complying with the conditions of Rule 12d3-1 (a) and (b) under the 1940 Act, and except that such consultations are permitted between the current and successor sub-advisers of the Funds in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act;

n)
will provide reasonable assistance to the Adviser or the Trust’s custodian, as the case may be, in determining the value of any portfolio security. In addition, the Sub-Adviser shall provide the Trust’s custodian on each business day with information relating to all transactions concerning each Fund’s assets under Sub-Adviser’s supervision, and shall provide Adviser with such information upon the reasonable request of the Adviser;

o)
immediately notify the Adviser and the Trust to the extent required by applicable law in the event that the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Sub-Adviser further agrees to notify the Trust and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that would make any written information previously provided to the Adviser or the Trust materially inaccurate or incomplete or if any such written information becomes untrue in any material respect; and

p)
immediately notify the Adviser and the Trust if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for a Fund. For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality.

The Adviser and the Sub-Adviser each further agree that:

a)
to the extent that the Commodity Exchange Act, as amended (“CEA”), and the then-current Commodity Futures Trading Commission (“CFTC”) regulations require (i) registration by either party as a Commodity Pool Operator or Commodity Trading Advisor, (ii) specific disclosure, or as applicable to it (iii) filing of reports and other documents, each shall fully comply with such requirements;

b)
Sub-Adviser shall comply with all requirements of the applicable CEA and then-current CFTC regulations that apply to Sub-Adviser with regard to the Fund, and with regard to all Funds for which it serves as Sub-Adviser; and

c)	Sub-Adviser shall cooperate by assisting the Adviser in fulfilling any disclosure or reporting requirements applicable to the Fund under the CEA and/or then-current CFTC regulations.

4.
Custody of Assets. Title to all investments shall be held in the name of the Funds, provided that for convenience in buying, selling and exchanging securities (stocks, bonds, commercial paper, etc.), title to such securities may be held in the name of the Trust’s custodian bank, or its nominee. All cash and the indicia of ownership of all other investments shall be held by the Trust’s custodian bank. Sub-Adviser shall not act as custodian of the assets held in the Funds and shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian. The Sub-Adviser shall not be liable for any act or omission of such custodian, except by reason of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, fraud, reckless disregard or willful misconduct in connection with any actions that Sub-Adviser has taken or should have taken with respect to the custodian.

5.
Brokerage. The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates. Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Adviser shall provide such assistance to the Sub-Adviser in setting up and maintaining brokerage accounts and other accounts as the Sub-Adviser shall reasonably request to allow for the purchase or sale of various forms of securities and instruments pursuant to this Agreement. Sub-Adviser will provide copies of all such agreements to the Adviser upon the Adviser’s reasonable request. It is the Sub-Adviser’s general policy in selecting a broker to effect a particular transaction to seek to obtain “best execution,” which means prompt and efficient execution of the transaction at the best obtainable price and taking into account all relevant factors and considerations of the specific transaction, with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker. Consistent with this policy, and when selecting a broker the Sub-Adviser will take relevant factors into consideration, including (as applicable), but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis. Subject to such policies and procedures as the Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and as interpreted by the SEC, and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefore. The Sub-Adviser shall not be liable for any act or omission of any brokerage firm or firms or counterparties designated by the Adviser or chosen by the Sub-Adviser with reasonable care except by reason of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, fraud, reckless disregard or willful misconduct in connection with selecting such brokerage firms or firms or counterparties.

6.
Expenses. The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. Each Fund or the Adviser will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; transaction fees and expenses; costs relating to local administration of securities; and fees for any pricing services. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust.

7.
Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request, copies of which may be retained by the Sub-Adviser. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund’s portfolio transactions. The Adviser shall maintain all books and records not related to the Fund’s portfolio transactions.

8.
Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.

The Sub-Adviser agrees that the fee rate paid to the Sub-Adviser pursuant to Schedule B hereto shall not be in excess of the fee rates at equivalent asset size charged by the Sub-Adviser to any other future, new U.S. registered investment company client being managed by the Sub-Adviser having a substantially similar investment objective, style and strategy as the Funds. In the event the Sub-Adviser agrees to charge a client a lower fee in a manner that would make the preceding sentence untrue, the Sub-Adviser will reduce its fee hereunder to the same extent via a separate fee waiver agreement between Adviser and Sub-Adviser. If the fee charged to such other client is increased, or the Sub-Adviser no longer performs services for such client, the fee waiver agreement may be terminated in accordance with the terms of the fee waiver agreement.

9.
Services to Others. Adviser understands, and has advised the Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner reasonably believed by Sub-Adviser to be fair and equitable to each. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it reasonably determines that investment decisions are appropriate for each participating account. Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund. Adviser recognizes, and has advised the Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full time to such service, and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

Notwithstanding any other provision to the contrary, the Sub-Adviser shall have no obligation to perform the following services or to have employees of the Sub-Adviser perform the following roles, as applicable: a) shareholder services or support functions, such as responding to shareholders’ questions about a Fund or its investments or strategies; b) providing employees of the Sub-Adviser to serve as officers of a Fund; or c) providing employees of the Sub-Adviser to serve as the Fund’s Chief Compliance Officer and associated staff.

10.	Limitation of Liability.

a)
Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any act, omission, error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser either in connection with the performance of Sub-Adviser’s duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser’s willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

b)
The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Funds or that a Fund will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private. The Sub-Adviser shall not be deemed to have breached this Agreement or any investment restrictions or policies applicable to a Fund in connection with fluctuations arising from market movements and other events outside the control of the Sub-Adviser.

c)
The Sub-Adviser shall not be liable to the Adviser, the Funds or their shareholders, or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Funds made to the Sub-Adviser by a duly authorized officer of the Adviser or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board; all except by reason of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, fraud, reckless disregard or willful misconduct in connection with performing its responsibilities hereunder.

d)
In any action in which the Sub-Adviser or any of its controlling persons, or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, the Adviser agrees to indemnify and hold harmless the foregoing persons against any losses to which such persons may become subject, insofar as such losses arise out of or are based upon the Adviser’s willful misfeasance, bad faith, gross negligence, fraud, reckless disregard or willful misconduct in performing its responsibilities hereunder, including without limitation the operation of a Fund, the contents of the Funds’ Prospectus, or the wrongful conduct of persons with respect to the sale of interests in a Fund, provided that the loss, claim, settlement, damage, charge, liability, cost or expense did not relate to, was not based upon, or did not arise out of an act or omission of the Sub-Adviser or any of its controlling persons, or any shareholders, partners, directors, officers and/or employees constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct.

e)	Without limiting the generality of the foregoing, neither the Adviser nor the Sub-Adviser will be liable for any indirect, special, incidental or consequential damages.

11.
Indemnification. Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party’s affiliates, employees, directors and officers), and Sub-Adviser further agrees to indemnify the Funds, against any claim, damages, loss or liability (including reasonable attorneys’ fees) arising out of any third party claims brought against an indemnified party that are found to constitute willful misfeasance or gross negligence on the part of the indemnifying party.

12.
Duration and Termination. This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, the initial term will continue in effect through September 30, 2015. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30th of each successive year following the initial term, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.) Sections 10 and 11 herein shall survive the termination of this Agreement.

13.	Representations and Agreements of the Adviser. Adviser acknowledges, represents and warrants that:

a)
If the Sub-Adviser is registered as a Commodity Trading Advisor under the CEA, the Adviser consents to the Sub-Adviser’s compliance with the alternative disclosure and recordkeeping standards available to exempt accounts under CFTC Rule 4.7 with respect to a Fund’s trading in commodity interests, provided that the Sub-Adviser has duly filed a notice of claim for such relief pursuant to Rule 4.7(d). The Adviser will take reasonable steps to cooperate with the Sub-Adviser in connection with establishing and maintaining such exemption under Rule 4.7, including, upon request, confirming whether a Fund is a “qualified eligible person” as defined in Rule 4.7.

b)
If the Adviser is registered as a Commodity Pool Operator under the CEA with respect to a Fund, the Adviser will furnish the Sub-Adviser with a copy of the notice of claim for exemption filed pursuant to Rule 4.12(d) with respect to such Fund.

c)
If the Adviser is excluded from the definition of a commodity pool operator under CFTC Rule 4.5 with respect to a Fund, the Adviser will furnish the Sub-Adviser with a copy of the notice of eligibility filed pursuant to Rule 4.5 (c) with respect to such exclusion, or, if more recent, the most recent annual notice affirming the basis of such eligibility that has been filed pursuant to Rule 4.5(c)(5).

d)
The Trust is a “qualified institutional buyer” (“QIB”) as defined in Rule 144A under the Securities Act of 1933, as amended, and the Adviser will promptly notify the Sub-Adviser if the Trust ceases to be a QIB;

e)
The assets in the Funds are free from all liens and charges and undertakes that no liens or charges will arise from the acts or omissions of the Adviser and the Trust which may prevent the Sub-Adviser from giving a first priority lien or charge on the assets solely in connection with the Sub-Adviser’s authority to direct the deposit of margin or collateral to the extent necessary to meet the obligations of the Funds with respect to any investments made pursuant to the Prospectus; and

f)
The Adviser acknowledges that the Sub-Adviser is not the compliance agent for the Funds or for the Adviser, and does not have access to all of the Funds’ books and records necessary to perform certain compliance testing. To the extent that the Sub-Adviser has agreed to perform the services specified in Section 3 hereof in accordance with applicable law (including Section 851 of the IRC, the Act and the Advisers Act (“Applicable Law”)) and in accordance with the Trust Documents, policies and determinations of the Board of Trustees of the Trust and the Adviser, and the Funds’ Prospectus (collectively the “Charter Requirements”) the Sub-Adviser shall perform such services based upon its books and records with respect to the Funds, which comprise a portion of the Trust’s books and records, and upon written instructions received from the Funds, the Adviser or the Trust’s administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such instructions provided by the Funds, the Adviser or the Trust’s administrator. The Sub-Adviser shall be afforded a reasonable amount of time to implement any such instructions (for example, if instructed not to trade on behalf of securities of certain specified Adviser or the Trust’s affiliates, the Sub-Adviser shall be notified and afforded five business days after receipt of such instruction to implement this trading restriction).

14.
Obligations of Adviser. The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser’s investment advisory services as specified under this Agreement:

a)	A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

b)	A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification);

c)	A copy of the current compliance procedures for each Fund; and

d)	A list of legal and compliance contacts.

The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

15.
Confidential Treatment. All information and advice furnished by one party to the other party (including their respective agents, employees, and representatives and the agents, employees, and representatives of any affiliates) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas, court orders, and as required in the administration and management of the Funds. It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Without limiting the foregoing, the Adviser and the Trust will only disclose portfolio information in accordance with the Trust’s portfolio information policy as adopted by the Board of Trustees.

16.
Entire Agreement; Amendment of this Agreement. This Agreement constitutes the entire agreement between the parties with respect to the Funds. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

17.
Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed (postage prepaid) or sent via electronic mail or facsimile to the other party at such address as designated herein.

a)	To Adviser:
Jackson National Life Insurance Company
1 Corporate Way
Lansing, MI 48951
Attn: Legal Department – Contracts Administrator
E-mail: steve.fredricks@jackson.com

b)	To Sub-Adviser:
Robeco Investment Management
350 S. Grand Avenue, Suite 1550
Los Angeles, CA 90071
Attention: Jon Davis
E-mail: jon.davis@robecoinvest.com

In accordance with the foregoing, Adviser hereby consents to receive Sub-Adviser’s Form ADV Part 2 and other Sub-Adviser Communications via e-mail to Adviser’s e-mail address set out above. Although Adviser does not impose any additional charges for electronic delivery, Adviser may, of course, incur costs associated with Adviser’s electronic access, such as usage charges from Adviser’s Internet access providers. Adviser may revoke its election to receive such Sub-Adviser Communications via e-mail at any time by written notice to the Sub-Adviser requesting that Sub-Adviser send Sub-Adviser Communications via facsimile or in hardcopy via the postal service to the address set out above or as notified to the Sub-Adviser by Adviser from time to time.

18.
Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

Sub-Adviser represents, and the Trust and the Adviser acknowledge and agree, that Sub-Adviser is the sole owner of the names “Robeco Investment Management, Inc. and “Boston Partners” and certain logos associated with such names (the “RIM Marks”). The Trust and Adviser agree that the RIM Marks are the valuable property of the Sub-Adviser and Sub-Adviser’s affiliates. The Trust and Adviser shall have the right to use the RIM Marks only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect. Sub-Adviser agrees that the Trust and the Adviser have the right to use “Boston Partners” in the names of the Funds as set forth in Schedule A to this Agreement.

The Sub-Adviser acknowledges and agrees that the names “JNL Series Trust” and Jackson National Asset Management, LLC, and abbreviations or logos associated with those names, are the valuable property of the Adviser and its affiliates; that the Trust, has the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names “JNL Series Trust,” Jackson National Asset Management, LLC, and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to “JNL Series Trust” and the Adviser, or the Funds or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Funds in the Sub-Adviser’s marketing material as long as such marketing material does not constitute “sales literature” or “advertising” for the Funds, as those terms are used in the rules, regulations and guidelines of the SEC and FINRA.

The name “JNL Series Trust” and “Trustees of JNL Series Trust” refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the “JNL Series Trust” entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Funds must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

19.
Representations and Warranties of the Sub-Adviser. The Sub-Adviser hereby represents that this Agreement does not violate any existing agreements between the Sub-Adviser and any other party, it has all requisite authority to enter into, execute, deliver and perform its obligations under this Agreement and the performance of the Sub-Adviser’s obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject.

The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Investment Advisers Act of 1940, as amended and has provided to the Adviser a copy of its most recent Form ADV, Part 1 as filed with the Securities and Exchange Commission, as well as a copy of its current Part 2 of Form ADV.

The Sub-Adviser further represents that it has reviewed the initial, pre- and/or post effective amendment(s) to the Registration Statement for the Funds filed with the Securities and Exchange Commission that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact necessary to make the statements contained therein not misleading.

20.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

21.
Counterpart Signatures. This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

In Witness Whereof, the Adviser, the Sub-Adviser and Trust have caused this Agreement to be executed as of this 11th day of June 2014.

Jackson National Asset Management, LLC		Robeco Investment Management, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ William G. Butterly, III
Name:	Mark D. Nerud	Name:	William G. Butterly, III
Title:	President and CEO	Title:	Chief Financial Officer

		By:	/s/ Matthew J. Davis
		Name:	Matthew J. Davis
		Title:	Chief Financial Officer

Schedule A
Dated September 15, 2014
 (Fund)

JNL/Boston Partners Global Long Short Equity Fund

Schedule B
Dated September 15, 2014
(Compensation)

JNL/Boston Partners Global Long Short Equity Fund

Average Daily Net Assets	Annual Rate
$0 to $250 Million	0.90%
Amounts over $250 Million	0.85%

Amendment

to Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Robeco Investment Management, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Robeco Investment Management, Inc., a Delaware Corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 15th day of September, 2014 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 3. “Management.”

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

The following shall be inserted as sub-paragraph q) in Section 3. “Management.” under the heading entitled: “The Sub-Adviser further agrees that it:”

q)
at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses, and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser shall, at its expense, bear any fees or costs associated with regulatory investigations or litigation arising from or pertaining to (i) the services provided by the Sub-Adviser under the Agreement (but excluding litigation for services provided and/or fees charged by the Adviser); and (ii) the Sub-Adviser’s general business operations that require the involvement or participation of the Adviser, the Fund, and/or any Trustee of the Fund.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed and effective as of August 31, 2016.

Jackson National Asset Management, LLC		Robeco Investment Management, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ William G. Butterly, III
Name:	Mark D. Nerud	Name:	William G. Butterly, III
Title:	President and CEO	Title:	Chief Financial Officer

Amendment

to Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Boston Partners Global Investors, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Boston Partners Global Investors, Inc. (formerly, Robeco Investment Management, Inc.), a Delaware Corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser (“Parties”) entered into an Investment Sub-Advisory Agreement effective as of the 15th day of September, 2014, as amended (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the Parties have agreed to amend the Agreement in order to reflect a change in the entity name for the Sub-Adviser.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

Delete all references to Robeco Investment Management, Inc. and replace each reference with the following entity name: Boston Partners Global Investors, Inc.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed, effective as of December 2, 2016.

Jackson National Asset Management, LLC		Robeco Investment Management, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ William G. Butterly, III
Name:	Mark D. Nerud	Name:	William G. Butterly, III
Title:	President and CEO	Title:	Chief Financial Officer

		By:	/s/ Matthew J. Davis
		Name:	Matthew J. Davis
		Title:	Chief Financial Officer

Amendment

to Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Boston Partners Global Investors, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Boston Partners Global Investors, Inc. (formerly, Robeco Investment Management, Inc.), a Delaware Corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser (“Parties”) entered into an Investment Sub-Advisory Agreement effective as of the 15th day of September, 2014, as amended (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Parties have agreed to amend the Agreement to add the following fund and its respective fees, effective April 24, 2017: the JNL Multi-Manager Alternative Fund (for the portion of assets managed by Boston Partners Global Investors, Inc.).

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 24, 2017, attached hereto.

2.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 24, 2017, attached hereto.

3.
Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4.	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed, effective April 24, 2017.

Jackson National Asset Management, LLC		Robeco Investment Management, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ William G. Butterly, III
Name:	Mark D. Nerud	Name:	William G. Butterly, III
Title:	President and CEO	Title:	Chief Financial Officer

		By:	/s/ Matthew J. Davis
		Name:	Matthew J. Davis
		Title:	Chief Financial Officer

Schedule A
Dated April 24, 2017

Funds
JNL Multi-Manager Alternative Fund
JNL/Boston Partners Global Long Short Equity Fund

Schedule B
Dated April 24, 2017
(Compensation)

JNL Multi-Manager Alternative Fund

Average Daily Net Assets	Annual Rate
All Assets*	1.10%

* For the portion of the Average Daily Net Assets managed by Boston Partners Global Investors, Inc.

JNL/Boston Partners Global Long Short Equity Fund

Average Daily Net Assets	Annual Rate
$0 to $250 Million	0.90%
Amounts over $250 Million	0.85%

Exhibit B

Prospectus Comparison for the JNL Multi-Manager Alternative Fund

JNL Multi-Manager Alternative Fund
Class A

Investment Objective. The investment objective of the Fund is to seek long term growth of capital.

Expenses. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	1.75%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses[1,2]	0.56%
Acquired Fund Fees and Expenses[3]	0.07%
Total Annual Fund Operating Expenses	2.58%
Less Waiver/Reimbursement4,	0.40%
Total Annual Fund Operating Expenses After Wavier/Reimbursement[5]	2.18%
1 “Other Expenses” are based on amounts incurred during the period ended December 31, 2015. The amount includes the costs associated with the Fund’s short sales on equity securities. When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. In addition, the Fund incurs borrowing fees related to short sale transactions. The annualized ratios of dividend expense on short sales and borrowing fees related to short sales to assets for the period were 0.36%. The Fund’s actual dividend expense and borrowing fees on securities sold short in future periods may be significantly higher or lower than the amounts above due to, among other factors, the extent of the Fund’s short positions, the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund’s short sale transactions, each of which is expected to vary over time.
2 “Other Expenses” include an Administrative Fee of 0.20% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).
3 Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies. Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Operating Expenses disclosed above.
4 The Adviser has contractually agreed to waive 0.40% of the management fee on all net assets. The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. Written notice of any such change in or elimination of the waiver shall be provided by the Adviser to the Board of Trustees within 30 days prior to the end of the then current term. This fee waiver is subject to yearly review and approval by the Board of Trustees.
5 Expense information has been restated to reflect current fees.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund operating expenses remain the same and the contractual expense limitation agreement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$221	$765	$1,335	$2,885

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance.

Period	Class A
4/27/2015 – 12/31/2015	178%

Principal Investment Strategies. The Fund seeks to achieve its investment objective by allocating among a variety of alternative strategies managed by unaffiliated investment managers (“Sub-Advisers”) sometimes referred to as “sleeves.” Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund’s assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. The Adviser is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. The Adviser provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. The Adviser is also responsible for selecting the Fund’s alternative investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on the Adviser’s ongoing evaluation of the Sub-Advisers, it may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each strategy, but the Sub-Advisers may also implement other investment strategies in keeping with the strategy’s objective.

Equity Long/Short Strategies

•
Lazard Asset Management LLC (“Lazard”) employs a long/short equity strategy that seeks to achieve long-term capital appreciation by investing in attractive opportunities around the world, including emerging markets.

•
First Pacific Advisors, LLC (“FPA”) pursues a contrarian value strategy that seeks to identify absolute value opportunities across the capital structure, and in a variety of market capitalizations, geographies and sectors with the long-term objective of achieving equity rates of return with less risk than the market. Being contrarian in nature means the management team focuses on out-of-favor companies, does not pay close attention to benchmark weightings and is willing to hold meaningful amounts of cash for prolonged periods if opportunities for investment do not present themselves. FPA seeks “value” in companies whose securities are trading at a substantial discount to FPA’s estimate of their intrinsic value. Investments typically include common and preferred stock, convertible securities, corporate and high yield bonds, as well as government debt. In addition, FPA may sell securities short.

•
Invesco Advisers, Inc. (“Invesco”) pursues a U.S. market neutral strategy that seeks to add value from a broadly diversified portfolio of U.S. stocks by capturing performance spread between its long and short holdings.

•
Boston Partners Global Investors, Inc. (“Boston Partners”) pursues a multi-faceted strategy that invests in a long-short portfolio of equity securities and financial investments with equity-like characteristics designed to provide exposure to emerging markets.

Event Driven and Merger Arbitrage Strategies

•
Westchester Capital Management, LLC (“Westchester”) employs a merger arbitrage strategy (“Merger Arbitrage Strategy”) that invests in the common stock, preferred stock, corporate debt, derivatives, total return swaps and/or contracts for difference and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.

Relative Value Strategies

•
BlueBay Asset Management LLP (“BlueBay”) invests predominantly in below investment grade fixed-income securities worldwide, with a strong bias towards North America and European issuers. The strategy aims to allocate flexibly between bonds and loans, while tactically hedging various credit, interest rate, and currency risks.

•
Lazard invests in convertible securities, preferred securities, equity, and debt, with the objective of current income, long-term capital appreciation and principal protection. Lazard’s Portfolio Management Team constructs a diversified portfolio of convertible securities, preferred stocks, equity, and debt that have been evaluated on relative valuation and risk attributes. Lazard may use over-the-counter total return swaps as part of its investment strategy.

Global Macro Strategy

•
Western Asset Management Company (“Western Asset”) focuses under normal circumstances seeking to achieve its investment objective by implementing an opportunistic investing strategy. Western Asset attempts to identify and capitalize on attractive relative-value opportunities principally in fixed-income markets around the globe by investing in a variety of securities and other instruments. The strategy invests in fixed-income securities, up to 50% below investment-grade and up to 50% in un-hedged non-U.S. investments, and may also invest up to 50% emerging markets.

The Fund may invest in securities and other financial instruments of companies of any market capitalization. The Fund may invest in securities and other financial instruments available in and which have exposure to both U.S. and non-U.S. markets, including emerging markets, which can be U.S. dollar-denominated or non-U.S. dollar-denominated and may be currency hedged or un-hedged. The Fund may invest up to 35% of its total assets in high yield or junk bonds, corporate loans and distressed securities.

Up to 15% of the Fund’s net assets may be invested in illiquid investments.

The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks of investing in the Fund include:

•
Allocation risk – The Fund’s ability to achieve its investment objective depends upon the investment manager’s analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations, and its ability to select an appropriate mix of asset classes and Underlying Funds based on its analysis of such factors. The Fund is subject to the risk of changes in market, investment, and economic conditions in the selection and percentages of allocations among Underlying Funds.

•
Borrowing risk – Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing will typically cause a Fund to segregate (cover) assets sufficient to cover 300% of any amounts borrowed. Borrowing may cause the Fund to increase its cash position and/or liquidate positions when it may not be advantageous to do so to satisfy its obligations.

•
Commodity risk – Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels).

•
Concentration risk – To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

•
Convertible securities risk – Convertible securities have investment characteristics of both equity and debt securities. Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and debt securities, depending on the price of the underlying security and conversion price. While equity securities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The value of convertible and debt securities may fall when interest rates rise. Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed rate corporate bond.

•
Corporate loan and bank loan risk – Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at “floating” rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of interest rate fluctuations than investments that pay a fixed rate of interest. However, the market for certain loans may not be sufficiently liquid, and the Fund may have difficulty selling them.

•
Counterparty risk – Transactions involving a counterparty are subject to the credit risk of the counterparty. A Fund that enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or over-the-counter (“OTC”) derivatives contracts, or that lends its securities, runs the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, files for bankruptcy, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk is heightened during unusually adverse market conditions.

•
Credit risk – The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

•
Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Certain derivatives transactions may be subject to counterparty risk.

•
Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, among other risks. Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those in more advanced countries. Emerging market and less developed countries may also have economies that are predominately, based on only a few industries or dependent on revenues from particular commodities. The risk of nationalization, expropriation or other confiscation of assets of non-U.S. issuers is also greater in emerging and less developed countries. The Fund also will be subject to the risk of adverse foreign currency rate fluctuations. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.

•
Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Event driven and special situations risk – At times, the Fund may seek to benefit from what are considered “special situations,” such as mergers, acquisitions, consolidations, liquidations, spin-offs, tender or exchange offers, reorganizations, restructurings or other unusual events that are expected to affect a particular issuer. Such special situations may involve so-called “distressed companies,” the debt obligations of which typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless. There is a risk that the expected change or event might not occur, which could cause the price of the security to fall, perhaps sharply.

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Extension risk – When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, which may cause the value of those securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

•
Fixed-income risk – The prices of fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Rising interest rates generally will cause the prices of bonds and other fixed-income debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Bonds and other fixed-income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a fixed-income security will fail to make timely payments of principal or interest and the security will go into default.

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Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as, the timing of such purchases or sales. These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

•
Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly-available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

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High-yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. High-yield bonds may be subject to liquidity risk, and the Fund may not be able to sell a high-yield bond at the price at which is it currently valued.

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Inflation-indexed securities risk – Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may not receive any income from such investments. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed-income securities with similar durations.

•
Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value. Long-term fixed-income securities normally have more price volatility than short-term fixed-income securities. The value of certain equity investments, such as utilities and real estate-related securities, may also be sensitive to interest rate changes.

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Investment in other investment companies risk – As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests. To the extent that shares of the Fund are held by an affiliated fund, the ability of the Fund itself to invest in other investment companies may be limited.

•
Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. Value stocks may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur. Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).

•
Leverage risk – Certain transactions, such as reverse repurchase agreements, futures, forwards, swaps, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet segregation requirements. The effect of using leverage is to amplify the Fund’s gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause the Fund’s portfolio to be more volatile. If the Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund.

•
Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

•
Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Sub-Adviser’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

•
Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•	Mid-capitalization investing risk – The prices of securities of mid-capitalization companies may be more volatile than those of larger, more established companies.
•
Mortgage-related and other asset-backed securities risk – Rising interest rates tend to extend the duration of mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates and exhibit increased volatility. When interest rates decline, borrowers may pay off their mortgages or other loans sooner than expected, which can reduce the returns.

•
Non-diversification risk – The Fund is non-diversified, as defined by the 1940 Act, and as such may invest in the securities of a limited number of issuers and may invest a greater percentage of its assets in a particular issuer. Therefore, a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company.

•
Prepayment risk – During periods of falling interest rates, a debt security with a high interest rate may be prepaid before its expected maturity date. The Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.
•
Real estate investment risk – Real estate is affected by general economic conditions and legal, cultural or technological developments. When growth is slowing, demand for property decreases and prices may decline. Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management.

•
Securities lending risk – Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

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Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected. When a Fund enters into certain contracts with counterparties, such as over-the-counter derivatives contracts, it faces the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security declines or, if the Fund has contracted to sell the security to a third party, it could be liable for any losses incurred by that party.

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Short sales risk – The Fund may take a short position in securities or in a derivative instrument, such as a future, forward or swap. Short sales involve greater reliance on the investment manager’s ability to accurately anticipate the future value of an instrument, potentially higher transaction and other costs (that will reduce potential Fund gains and increase potential Fund losses), and imperfect correlation between the actual and desired level of exposure. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss to a greater extent than would occur without the use of leverage. Short positions typically involve increased liquidity risk and transaction costs, and the risk that the third party to the short sale may fail to honor its contract terms.

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Small-capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

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Sovereign debt risk – Investments issued by a governmental entity are subject to the risk that the governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt due to, among other things, cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay its debt, request additional loans or otherwise restructure its debt. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt may be collected.

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U.S. Government securities risk – Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations; or (iv) supported only by the credit of the issuer. The maximum potential liability of the issuers of some U.S. Government securities may greatly exceed their current resources, or their legal right to receive support from the U.S. Treasury.

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Warrants risk – If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. As a result, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Performance. Performance for the Fund has not been included because the Fund has less than one calendar year of performance. Performance, which provides some indication of the risks of investing in the Fund, will be available once the Fund has completed one full calendar year of operations.

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC (“JNAM”)

Sub-Advisers:
BlueBay Asset Management LLP (“BlueBay”)
Boston Partners Global Investors, Inc. (“Boston Partners”)
First Pacific Advisors, LLC (“FPA”)
Invesco Advisers, Inc. (“Invesco”)
Lazard Asset Management LLC (“Lazard”)
Westchester Capital Management, LLC (“Westchester”)
Western Asset Management Company (“Western Asset”)

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
William Harding, CFA	April 2015	Senior Vice President, Chief Investment Officer and Portfolio Manager (JNAM)
Sean Hynes, CFA, CAIA	April 2015	Portfolio Manager (JNAM)
Mark Pliska, CFA	April 2015	Portfolio Manager (JNAM)
Thomas Kreuzer	January 2017	Partner and Senior Portfolio Manager (BlueBay)
Richard Cazenove	April 2015	Portfolio Manager (BlueBay)
Joseph F. Feeney, Jr.	April 2017	Co-Chief Executive Officer and Chief Investment Officer (Boston Partners)
Paul Korngiebel, CFA	April 2017	Portfolio Manager (Boston Partners)
Mark Landecker, CFA	April 2015	Partner and Portfolio Manager (FPA)
Steven Romick, CFA	April 2015	Managing Partner and Portfolio Manager (FPA)
Brian A. Selmo, CFA	April 2015	Partner and Portfolio Manager (FPA)
Glen Murphy, CFA	April 2015	Director of Portfolio Management, Portfolio Manager (Invesco)
Andrew Waisburd, PhD	April 2015	Director of Research, Portfolio Manager (Invesco)
Sean H. Reynolds	April 2015	Managing Director, Portfolio Manager/Analyst (Lazard)
Frank Bianco, CFA	April 2015	Director, Portfolio Manager/Analyst (Lazard)
Jean-Daniel Malan	April 2015	Director, Portfolio Manager/Analyst (Lazard)
Roy D. Behren	March 2016	Portfolio Manager (Westchester)
Michael T. Shannon	March 2016	Portfolio Manager (Westchester)
S. Kenneth Leech	April 2015	Chief Investment Officer (Western Asset)
Prashant Chandran	April 2015	Portfolio Manager (Western Asset)

Purchase and Redemption of Fund Shares
Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund’s shareholders are separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts. Accordingly, the Fund’s dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you. You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income consequences to you of your contract, policy or plan.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

JNL Multi-Manager Alternative Fund
Class A

Investment Objective. The investment objective of the Fund is to seek long term growth of capital.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by allocating among a variety of alternative strategies managed by unaffiliated investment managers (“Sub-Advisers”) sometimes referred to as “sleeves.” Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund’s assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers, as described in the “Management of the Trust” section in this Prospectus. JNAM is also responsible for selecting the Fund’s alternative investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each strategy, but the Sub-Advisers may also implement other investment strategies in keeping with the strategy’s objective.

Equity Long/Short Strategies

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Lazard employs a long/short equity strategy (as described below) that seeks to achieve long-term capital appreciation by investing in attractive opportunities around the world, including emerging markets. The investment approach utilizes bottom-up fundamental stock selection driven by Lazard’s global research resources and adheres to an investment philosophy that places risk management and capital preservation at its core.

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FPA pursues a contrarian value strategy that seeks to identify absolute value opportunities across the capital structure, and in a variety of market capitalizations, geographies and sectors with the long-term objective of achieving equity rates of return with less risk than the market. Being contrarian in nature means the management team focuses on out-of-favor companies, does not pay close attention to benchmark weightings and is willing to hold meaningful amounts of cash for prolonged periods if opportunities for investment do not present themselves. FPA seeks “value” in companies whose securities are trading at a substantial discount to FPA’s estimate of their intrinsic value. Investments typically include common and preferred stock, convertible securities, corporate and high yield bonds, as well as government debt. In addition, FPA may sell securities short. The resulting gross exposure of the portfolio will tend to be in the range of 50%-70% and net market exposure will tend to be in the range of 45%-65%.

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Invesco pursues a U.S. market neutral strategy that seeks to add value from a broadly diversified portfolio of U.S. stocks by capturing performance spread between its long and short holdings. In order to identify likely long and short candidates, the investment team uses its proprietary stock selection model which ranks every security in the investable universe relative to its industry peers. All else equal, the most attractive stocks are those: 1) with strong and improving fundamentals, 2) supportive price behavior, 3) run by shareholder-friendly managers, and 4).available at an attractive discount. When seeking short positions, Invesco considers the least attractive stocks to be those with: 1) poor or deteriorating fundamentals, 2) poor price and/or earnings momentum, 3) management teams that put their own interests ahead of shareholders, and 4) unattractive valuations. The strategy aims to neutralize the general risks associated with stock market investing by keeping its market sensitivity or beta close to zero and is also dollar-, beta-, sector-, and style-neutral. As a result, returns are highly dependent on management’s skill in selecting stocks and determining sector weighting. The strategy has the potential to deliver positive returns whenever the long holdings outperform the short holdings regardless of the direction of the market.

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Boston Partners pursues a multi-faceted strategy that invests in a long-short portfolio of equity securities and financial investments with equity-like characteristics designed to provide exposure to emerging markets. Securities are selected by the Boston Partners using its “three circles” approach which combines a quantitative screening with a fundamental bottom up selection process. This investment strategy is grounded in the following principles: (1) low valuation stocks outperform high valuation stocks; (2) companies with strong fundamentals, e.g. high and sustainable returns on invested capital, outperform companies with weak fundamentals; and (3) stocks with positive business momentum, e.g. rising earnings estimates, outperform stocks with negative business momentum. With a long position, the Fund purchases a stock outright; with a short position, the Fund sells a security that it does not own and must borrow to meet its settlement obligations. Boston Partners examines various factors in determining the value characteristics of issuers, including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return-on equity and earnings growth and cash flow.

Under normal circumstances, Boston Partners expects that the Fund’s long positions will not exceed approximately 50% of the Fund’s net assets with a typical range of 30% to 70% net long. The Fund’s long and short positions may involve (without limit) equity securities of non-U.S. issuers that are traded in the markets of the United States.

Event Driven and Merger Arbitrage Strategies

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Westchester employs a Merger Arbitrage Strategy that invests in the common stock, preferred stock, corporate debt, derivatives, total return swaps and/or contracts for difference and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.

Relative Value Strategies

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BlueBay invests predominantly in below investment grade fixed-income securities worldwide, with a strong bias towards North America and European issuers. The strategy aims to allocate flexibly between bonds and loans, while tactically hedging various credit, interest rate, and currency risks. BlueBay aims to achieve the targeted return by employing a rigorous investment process, driven by high quality proprietary research emphasizing capital preservation, while operating within a practical framework of risk controls.

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Lazard invests in convertible securities, preferred securities, equity, and debt, with the objective of current income, long-term capital appreciation and principal protection. Utilizing both quantitative and fundamental analysis to determine the best portfolio candidates, Lazard’s Portfolio Management Team constructs a diversified portfolio of convertible securities, preferred stocks, equity, and debt that have been evaluated on relative valuation and risk attributes. The strategy also will use derivatives and other securities, such as index or sector ETFs to seek to minimize market and interest rate risk. Lazard may use over-the-counter total return swaps as part of its investment strategy.

Global Macro Strategy

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Western Asset focuses under normal circumstances seeking to achieve its investment objective by implementing an opportunistic investing strategy. Western Asset attempts to identify and capitalize on attractive relative-value opportunities principally in fixed-income markets around the globe by investing in a variety of securities and other instruments. The strategy invests in fixed-income securities, up to 50% below investment-grade and up to 50% in un-hedged non-U.S. investments, and may also invest up to 50% emerging markets.

JNAM also may choose to allocate the Fund’s assets to additional strategies in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund’s cash and short-term instruments.

JNAM and the Sub-Advisers will implement the various alternative investment strategies by taking long and/or short positions in a broad range of asset classes, such as equity securities, fixed-income, derivatives, other investment companies, currency- and commodity-related instruments and structured products. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price. The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM’s allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy’s expected returns, volatility, correlation, and contribution to the Fund’s overall risk profile. In addition, we will also consider whether a particular market environment or more or less conducive to the underlying strategy. The Fund may invest in securities and other financial instruments of companies of any market capitalization. The Fund may invest in securities and other financial instruments available in and which have exposure to both U.S. and non-U.S. markets, including emerging markets, which can be U.S. dollar-denominated or non-U.S. dollar-denominated and may be currency hedged or un-hedged. The Fund may invest up to 35% of its total assets in high yield or junk bonds, corporate loans and distressed securities. Junk bonds are fixed-income securities rated below investment-grade by independent rating agencies or are bonds that are unrated but that the Sub-Adviser believes are of comparable quality. The Fund may invest in corporate loans. Up to 15% of the Fund’s net assets may be invested in illiquid investments.

The Fund may invest in a variety of equity securities, including common stock, preferred stock, rights and warrants to purchase common stock, depositary receipts, securities convertible into common and preferred stock and non-convertible preferred stock. Additionally, from time to time, the Fund may invest in shares of companies through initial public offerings (“IPOs”).

With respect to the Fund’s fixed-income investments, the Fund may invest in a variety of instruments including bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The Fund may also invest in exchange traded notes (“ETNs”). The average portfolio duration of the fixed-income portion of the Fund will vary based on the Sub-Advisers’ and JNAM’s forecast of interest rates and there are no limits regarding portfolio duration or average maturity.

The Fund may invest in other pooled investment vehicles, including other investment companies, European registered investment funds (“UCITS”), real estate investment trusts (“REITs”), private investment funds, and partnership interests, including master limited partnerships (“MLPs”). A private investment fund is a type of financial investment company that is generally exempt from federal securities regulations and laws and has either less than 100 investors or where its member investors have substantial funds invested elsewhere. Unless otherwise indicated, references to the Fund’s investments and related risk factors in this prospectus and the Statement of Additional Information (“SAI”) include investments by any underlying mutual funds, or other pooled investment vehicles in which the Fund may invest.

Consistent with the Fund’s objectives, the Fund may from time to time purchase derivative securities, such as forward currency contracts and currency futures, contracts for difference, total return swaps, warrants, and options, to, among other reasons, manage foreign currency exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner. The Fund may invest in derivative instruments that combine features of these instruments or are developed from time to time. The Fund expects to utilize contracts for difference, swap agreements and other derivative instruments to maintain a significant portion of its long and short positions. The Fund may seek to gain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as repurchase agreements, reverse repurchase agreements or dollar rolls). The Fund may (but is not required to) invest in derivatives, including put and call options, futures, forward contracts and swaps, in lieu of investing directly in a security, currency or instrument, for hedging and non-hedging purposes. The pooled investment vehicles in which the Fund may invest may, to varying degrees, also invest in derivatives.

The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Allocation risk
•	Borrowing risk
•	Commodity risk
•	Concentration risk
•	Convertible securities risk
•	Corporate loan and bank loan risk
•	Counterparty risk
•	Credit risk
•	Derivatives risk
•	Emerging markets and less developed countries risk
•	Equity securities risk
•	Event driven and special situations risk
•	Extension risk

•	Fixed-income risk
•	Foreign regulatory risk
•	Foreign securities risk
•	High-yield bonds, lower-rated bonds, and unrated securities risk
•	Inflation-indexed securities risk
•	Interest rate risk
•	Investment in other investment companies risk
•	Investment style risk
•	Leverage risk
•	Liquidity risk
•	Managed portfolio risk
•	Market risk
•	Mid-capitalization investing risk
•	Mortgage-related and other asset-backed securities risk
•	Non-diversification risk
•	Prepayment risk
•	Real estate investment risk
•	Securities lending risk
•	Settlement risk
•	Short sales risk
•	Small-capitalization investing risk
•	Sovereign debt risk
•	U.S. Government securities risk
•	Warrants risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks. There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. Those additional risks are:

•	Cybersecurity risk
•	Expense risk
•	Temporary defensive positions and large cash positions risk
•	When-issued and delayed delivery securities and forward commitments risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section in this Prospectus, for a description of these risks.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to it.

The Adviser, Sub-Advisers and Portfolio Management. The allocations for the Fund are made by JNAM. JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is the investment adviser to the Trust and other affiliated investment companies and provides the Trust and other affiliated investment companies with professional investment supervision and management. JNAM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

The following individuals are responsible for executing trades and allocation of capital to the various strategies for the Fund:

Mr. Harding, CFA, is Senior Vice President and Chief Investment Officer for JNAM since July 2014. Mr. Harding was a Vice President, Head of Investment Management from October 2012 to June 2014. Mr. Harding leads the Investment Management function responsible for oversight of sub-advisor performance and risk, due diligence and manager research. Mr. Harding was previously the Head of Manager Research for Morningstar Inc.’s Investment Management division and has over 15 years of investment experience including asset allocation, manager research, portfolio management, and performance evaluation. Mr. Harding graduated from the University of Colorado, Boulder with a Bachelor of Science degree in Business. He holds an MBA from Loyola University Chicago and he is a Chartered Financial Analyst.

Mr. Hynes, CFA, CAIA, is Director, Investment Management for JNAM since April 2013. Mr. Hynes provides leadership for the performance analysis and due diligence review of external investment managers. He develops and maintains key relationships with asset managers and provides leadership and direction to Investment Management staff. Prior to joining JNAM, Mr. Hynes was an Investment Manager for Morningstar Investment Services, a wholly-owned subsidiary of Morningstar Inc., and a research associate for Managers Investment Group. Mr. Hynes holds a Bachelor of Science degree in Mathematics from the University of Notre Dame, and an MBA from Carnegie Mellon University. He is a CFA and CAIA charterholder.

Mr. Pliska, CFA, is a Portfolio Manager for JNAM. Mr. Pliska is responsible for manager research, portfolio construction, and asset allocation of Funds. Prior to joining JNAM in 2011, Mr. Pliska worked as an Investment Analyst for Plan Sponsor Advisors from 2008 to 2011, where he was responsible for the selection and monitoring of investment managers, client reporting, and asset allocation for defined contribution and defined benefit plans, and prior to that, Mr. Pliska was a Research Analyst for DWM Financial Group from 2006 to 2008. Mr. Pliska is a National Merit Scholar and holds a B.A. in Economics from the University of Kansas.

The Sub-Advisers to the JNL Multi-Manager Alternative Fund are:

BlueBay is a U.K. limited liability partnership and a wholly-owned subsidiary of Royal Bank of Canada (“RBC”) and part of the RBC Asset Management division, RBC Global Asset Management, group of companies. BlueBay was established in 2001 as a specialist manager of fixed-income products, offering clients a diverse range of investment strategies of different return/risk profiles, in order to cater to a variety of investor-specific return/risk appetites. More specifically, BlueBay manages a wide range of long-only, alternative, specialist fixed-income portfolios for both funds and separate accounts that focus on four sub-asset classes of fixed-income: convertible bonds, high yield/distressed debt, global emerging market debt and investment grade debt. BlueBay seeks to provide asset management services characterized by a belief in the value of active management, a strong investment process, a focus on capital preservation and the generation of attractive risk-adjusted returns for all its investment strategies. BlueBay is located at 77 Grosvenor Street, W1K 3JR London, United Kingdom and has been registered with the SEC as an investment advisor since 2002, and is authorized and regulated by the UK Financial Conduct Authority. BlueBay had 31 partners and 396 employees, and had $57.3 billion in assets under management, as of December 31, 2015.

The following individuals are primarily responsible for the day-to-day management of the BlueBay strategy of the Fund’s portfolio:

Thomas Kreuzer, Partner, Co-Head of Global Leveraged Finance Long-Only Strategies, Senior Portfolio Manager, joined BlueBay in July 2002 from Deutsche Bank within the Leveraged Finance and Financial Sponsor Group where he was an Analyst and Associate. Mr. Kreuzer holds a BA (cum laude) from Middlebury College (Vermont).

Richard Cazenove, Portfolio Manager, Absolute Return Credit Strategies, is a Portfolio Manager focusing on Absolute Return Strategies within the Global Leveraged Finance group. Mr. Casenove joined BlueBay in July 2003 from UBS Warburg where he spent six years both in the Leveraged Finance and High Yield Research Departments after joining as part of the graduate programme. Mr. Cazenove holds an MA in Social and Political Science from the University of Cambridge.

FPA is located in Los Angeles, California. FPA is independently owned with 27 investment professionals and 77 employees in total. Currently, FPA manages approximately $30 billion across six equity strategies and one fixed-income strategy. FPA’s equity and fixed-income styles are linked by a common fundamental value orientation. FPA’s goal is to provide a consistent, risk-averse and disciplined approach to long-term investing in individual securities with the objective of achieving superior total returns for client portfolios.

The following individuals are primarily responsible for the day-to-day management of the FPA strategy of the Fund’s portfolio:

Mark Landecker, CFA, Partner, joined FPA in 2009. He serves as Portfolio Manager for the FPA Crescent Fund. Prior to joining FPA, Mr. Landecker served as Portfolio Manager at both Kinney Asset Management and Arrow Investments, Inc., and as associate at TD Capital and PricewaterhouseCoopers. Mr. Landecker earned a BBA (with honors) from the Schulich School of Business, York University, Toronto, Canada.

Steven Romick, CFA, Managing Partner, joined FPA in 1996. He serves as Portfolio Manager of the FPA Contrarian Value Strategy. Prior to joining FPA, Mr. Romick was Chairman of Crescent Management and a consulting security analyst for Kaplan, Nathan & Co. Mr. Romick earned a Bachelor’s degree in Education from Northwestern University.

Brian A. Selmo, CFA, Partner, joined FPA in 2008. He serves as Portfolio Manager for the FPA Crescent Fund and Director of Research for the FPA Contrarian Value Strategy. Prior to joining FPA, Mr. Selmo was founder and managing member of Eagle Lake Capital, LLC, and Portfolio Manager of its predecessor. Previously, Mr. Selmo was an analyst at Third Avenue Management and Rothschild, Inc. Mr. Selmo earned a Bachelor’s degree in Economics (with honors) from The Johns Hopkins University, where he graduated Phi Beta Kappa.

The following individuals are primarily responsible for the day-to-day management of the Boston Partners’ strategy of the Fund’s portfolio:

Boston Partners Global Investors, Inc. (“Boston Partners”), located at 909 Third Avenue, 32nd Floor, New York, New York 10022, is a wholly owned subsidiary of Robeco Groep N.V. (“Robeco”), a financial services holding company headquartered in Rotterdam, the Netherlands. Robeco Group is wholly owned by ORIX Corporation of Japan. Boston Partners provides investment management and investment advisory services to other institutional and proprietary accounts.

Joseph F. Feeney, Jr. is Co-Chief Executive Officer and Chief Investment Officer for Boston Partners. He is responsible for the firm’s strategic, financial and operating decisions, and all aspects of investment management including the firm’s fundamental and quantitative research groups. He was one of the original partners of Boston Partners Asset Management in 1995. Prior to assuming these roles, he was director of research. Mr. Feeney joined the firm upon its inception in 1995 from Putnam Investments where he managed mortgage-backed securities portfolios. He began his career at the Bank of Boston where he was a loan officer specializing on highly leveraged loan portfolios. Mr. Feeney holds a B.S. degree in finance (Summa Cum Laude, Phi Beta Kappa) from the University of New Hampshire and an M.B.A. with High Honors from the University of Chicago. He holds the Chartered Financial Analyst® designation and is past President of the Fixed Income Management Society of Boston. He has thirty years of investment experience.

Paul Korngiebel, CFA, is the portfolio manager for Boston Partners Emerging Markets Long/Short Equity product. Mr. Korngiebel is also an equity analyst dedicated to the Global Team. He focuses on non-U.S. opportunities. Mr. Korngiebel joined the firm from Deccan Value Advisors, which he co-founded, and prior to that he worked at Brandes Investment Partners. Both firms are dedicated to global value investing. Mr. Korngiebel holds a B.A. from Bowdoin (Phi Beta Kappa), M.A. degrees from Harvard and St. Johns College, and an M.B.A. degree from Northwestern (Beta Gamma Sigma). He holds the Chartered Financial Analyst® designation and has sixteen years of investment experience.

Invesco is located at 1555 Peachtree, N.E, Atlanta, GA 30309. Invesco, an investment adviser since 1976, is an indirect, wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2015, Invesco Ltd. managed approximately $775.6 billion in total assets.

The Invesco strategy of the Fund is managed on a team basis. The individual members of the team are:

Glen Murphy, CFA, Director of Portfolio Management, Portfolio Manager, is responsible for portfolio construction and trading for U.S. based strategies. He joined Invesco in 1995 and was promoted to portfolio manager in 1998. Mr. Murphy earned a BA degree from the University of Massachusetts at Amherst and an MS degree in finance from Boston College. He is a CFA charterholder, a member of the Boston Security Analysts Society, and is registered with the National Futures Association (“NFA”) as an associated person of Invesco and as a branch manager.

Andrew Waisburd, PhD, Director of Research, Portfolio Manager, entered the industry in 2005 when he joined Archipelago (now NYSE-Arca) as director of research. Prior to joining Archipelago, he was an assistant professor of finance at Texas Christian University for five years. In 2007, Mr. Waisburd joined Harris Investment Management where he was a senior quantitative analyst. He joined Invesco in 2008 as a quantitative research analyst and was promoted to his current position in 2011. Mr. Waisburd earned a BS degree in statistics from Cornell University, and MS and PhD degrees in finance from Indiana University.

Lazard, is located at 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Frères & Co. LLC, a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions. As of December 31, 2015, Lazard had assets under management of approximately $9.8 billion.

The following individuals are primarily responsible for the day-to-day management of the Lazard strategies of the Fund’s portfolio:

Sean H. Reynolds, Managing Director, Portfolio Manager/Analyst, is a Portfolio Manager/Analyst for all capital structure and convertibles-based strategies. Prior to joining Lazard in 2007, Mr. Reynolds was a portfolio manager for convertible arbitrage strategies at SAC Capital Management from April 2003 to August 2006 and, subsequent to this, senior portfolio manager at Sailfish Capital Partners’ G2 Multistrategy Fund. Previously he was a convertible arbitrage portfolio manager at the Clinton Group, Inc. From 1997 to 2002, Sean was a managing director and Head of Convertibles Sales (US) at Deutsche Bank Securities, including a period as an executive member of the North American Management Committee, Deutsche Bank Equities. Prior to 1997, Mr. Reynolds was responsible for global convertible securities sales at UBS Securities and domestic convertibles at Merrill Lynch. He has been in the investment industry since 1993. Mr. Reynolds has an MBA from the Wharton School of the University of Pennsylvania and a BA in Math and BAI (BSc) in Engineering from Trinity College Dublin.

Frank Bianco, CFA, Director, Portfolio Manager/Analyst, is a Portfolio Manager/Analyst for all capital structure and convertibles-based strategies. He began working in the investment field in 1991. Prior to joining Lazard in 2009, Mr. Bianco was a Portfolio Manager and Head of Credit Research at Argent Funds Group LLC, where he oversaw domestic and international convertible bond, high yield and equity derivative portfolios. Prior to that, Mr. Bianco was a senior research analyst at McMahan Securities Co. L.P., covering the Biotechnology and Healthcare sectors. Previously, he was a senior research analyst in the Credit Risk Management division of the Federal Reserve Bank of New York. Frank started his career as a credit analyst at American International Group. Mr. Bianco has a BA in Economics from Ohio Wesleyan University. He is a member of the New York Society of Security Analysts (“NYSSA”) and holds FINRA Series 7, 86 and 87 licenses.

Jean-Daniel Malan, Director, Portfolio Manager/Analyst, is the Portfolio Manager/Analyst of the Global Hexagon Fund. Mr. Malan re-joined Lazard in 2008 after working as a Hedge Fund Manager for two years at BlueCrest Capital. He originally joined Lazard in 1998 as an Equity Analyst and then worked as a Portfolio Manager for European Equity. Mr. Malan studied at Dauphine University and is a “Maitrise” of Economics and Finance.

Westchester Capital Management, LLC (“Westchester”), 100 Summit Lake Drive, Valhalla, New York 10595, a registered investment adviser since 2010. Westchester and its affiliate have approximately $5.4 billion in assets under management as of December 31, 2015. Westchester and its affiliate manage merger-arbitrage programs and other investment strategies similar to the Fund’s investment strategies for other institutional investors, including other registered open-end investment companies.

The following individuals are primarily responsible for the day-to-day management of the Westchester strategy of the Fund’s portfolio:

Mr. Roy D. Behren and Mr. Michael T. Shannon are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Behren has served as Co-President of Westchester since 2011, served as a research analyst for Westchester Capital Management, Inc. (Westchester’s predecessor adviser) from 1994 until 2010 and as the Chief Compliance Officer of Westchester Capital Management, Inc. from 2004 until June 2010.

Mr. Shannon has served as Co-President of Westchester since 2011, and served as Westchester Capital Management Inc.’s Director of Research from May 1996 until April 2005. From April 2005 to April 2006, Mr. Shannon was Senior Vice President in charge of the Special Situations and Mergers Group of D.E. Shaw & Co. Mr. Shannon returned to Westchester in May 2006 as a research analyst and portfolio strategist.

Western Asset was established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset and its supervised affiliates were approximately $433.75 billion as of December 31, 2015. Western Asset’s address is 385 East Colorado Boulevard, Pasadena, California 91101.

The Western Asset strategy is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the Western Asset strategy and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Western Asset strategy are S. Kenneth Leech (Chief Investment Officer) and Prashant Chandran (Portfolio Manager). Each of Messrs. Leech and Chandran has been employed by Western Asset as an investment professional for at least the past five years and has been part of the portfolio management team for the Western Asset strategy since its inception in 2015.

Ken Leech joined Western Asset in 1990 as Director of Portfolio Management. In this position, he oversaw interest rate strategy and led the Long Duration effort. In 1998, he was named CIO and spearheaded the performance and product development efforts that helped underpin Western Asset’s global growth and success. After taking medical leave for much of 2008, Ken resumed investment duties in early 2009 and was named Chairman of the Global Strategy Committee. In this position, he directed the global portfolio management and the macro-strategy alternative efforts. In 2013, he became Co-CIO as part of the transition process before fully resuming the CIO role in April 2014.

Prior to joining Western Asset, Ken spent much of his career focusing on proprietary trading, most recently with Greenwich Capital (1988–1990) and the First Boston Corporation (1980–1988). In his four years at the University of Pennsylvania’s Wharton School, Ken obtained three degrees while graduating summa cum laude.

From 2002–2004, Ken served as a member of the Treasury Borrowing Advisory Committee. Mr. Leech and Western Asset were named US Fixed-Income Core and Core Plus Managers of the Year by Institutional Investor in 2013 and Morningstar’s Fixed-Income Manager of the Year in 2004.

Mr. Prashant Chandran returned to Western Asset as a Portfolio Manager in 2007 after working at Tahoma Capital. In 2005, Mr. Chandran was a Research Analyst for Western Asset and for over five years was Director of Capital Markets at Microsoft Corporation.

Mr. Chandran graduated from the Indian Institute of Technology Bombay. He has an MS from the University of Toledo and an MBA from the University of Chicago’s Graduate School of Business. He is a CFA charterholder.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreements is available in the Fund’s Annual Report for the fiscal year ended December 31, 2016.